                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           VINEYARD NATIONAL BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

               V I N E Y A R D   N A T I O N A L   B A N C O R P

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be Held November 19, 1998

         The Annual Meeting of the shareholders of Vineyard National Bancorp ("Bancorp") will be held on Thursday, November 19, 1998 at 4:00 P.M. at Red Hill Country Club, 8358 Red Hill Country Club Drive, Rancho Cucamonga, California 91730, to consider and act upon the following matters:

        1. To elect nine persons to the Board of Directors of the Bancorp to serve until the next Annual Meeting of shareholders and until their successors are elected and have qualified;

        2. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP as auditors and as independent accountants for the year ending December 31, 1998;

        3. To transact any other business as may properly come before the meeting and any adjournments of it.

         Shares represented by properly executed proxies solicited by the Board of Directors of the Bancorp will be voted in accordance with the instructions specified in the following statement. It is the intention of the Board of Directors that shares represented by proxies which are not limited to the contrary will be voted in favor of electing the named persons as directors and on other matters as recommended by the Board.

         The Board of Directors has fixed the close of business on September 23, 1998 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment of it.


                                             By Order of the Board of Directors

                                             /s/ SOULE SENSENBACH

                                             Soule Sensenbach, Secretary

              V I N E Y A R D   N A T I O N A L   B A N C O R P

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vineyard National Bancorp ("Bancorp"), a California corporation, to be used in voting at the Annual Meeting of shareholders to be held at 4:00 P.M., Thursday, November 19, 1998 at the Red Hill Country Club, 8358 Red Hill Country Club Drive, Rancho Cucamonga, California 91730 and at any adjournment of such meeting.

MAILING

         It is anticipated that this Proxy Statement and Proxy will be mailed on or about October 2, 1998.

SHAREHOLDER PROPOSALS

         Shareholder proposals for inclusion in this proxy statement for the Annual Meeting of shareholders in 1998 must have been received by the Bancorp no later than 5:00 P.M. on May 31, 1998.

         Shareholder proposals to be considered for inclusion in the proxy statement for the Annual Meeting of shareholders in 1999 must be received by the Bancorp no later than 5:00 P.M. on May 31, 1999.

REVOCABILITY OF PROXY

         A proxy for use at the meeting is enclosed along with a return envelope for your convenience. Any shareholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and chooses to vote in person.

         Unless revoked, all shares represented by a properly executed proxy which is received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for directors set forth herein and if any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of management.

PERSONS MAKING THE SOLICITATION

         THIS STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE BANCORP.

         The expense of preparing, assembling, printing, and mailing this proxy statement and the material used in this solicitation of proxies will be borne by the Bancorp. It is contemplated that proxies will be solicited through the mail, but officers and regular employees of the Bancorp and Bank may solicit proxies personally.

VOTING SECURITIES AND PRINCIPAL HOLDERS

         Only shareholders of record at the close of business on September 23, 1998 are entitled to receive notice of and to vote at the Annual Meeting of shareholders. There were 1,862,643 shares of the

Bancorp's no par value common stock issued and outstanding on September 23, 1998 which was set as the record date for the purpose of determining the shareholders entitled to receive notice and to vote at the meeting. Each holder of common stock will be entitled to one (1) vote in person or by proxy for each share of common stock standing in his or her name on the books of the Bancorp as of September 23, 1998, on any matter submitted to the vote of the shareholders.

         In electing directors, the shares are entitled to be voted cumulatively if a candidate's name has been properly placed in nomination prior to the voting and any shareholder present at the meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one (1) nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The nine (9) candidates receiving the highest number of votes will be elected.

         The Board knows of no person who beneficially owns more than five percent (5%) of the outstanding common stock of the Bancorp except as set forth in the following table which reflects information as of the end of the Bancorp's last fiscal year:

         (a) Security Ownership of Certain Beneficial Owners who are known to the Bancorp (12/31/97)


============================ =========================== ============================ ==========================
  Title of Class               Name of Beneficial Owner    Amount and Nature of            Percent of Class
                                                           Beneficial Ownership
============================ =========================== ============================ ===========================

Common Stock                   Frank S. Alvarez                  109,065(1)                      5.86%
                               1080 West 22nd St.
                               Upland, CA 91786


Common Stock                   Charles L. Keagle                 105,120(2)                      5.64%
                               2533 Vista Drive
                               Upland, CA 91886

-------------------------


(1) 109,065 includes 107,625 shares held by Louis M. Alvarez and Frank S. Alvarez as co-trustees of Manuel Alvarez and Lorenza E. Alvarez trust and 1440 shares held as joint tenants by Frank S. and Encarnacion Alvarez.

(2) 105,120 includes 104,048 shares held by Charles L. Keagle and Linda J. Keagle as their community property; and 1,072 shares held for their children with Charles L. Keagle as custodian, under the California Uniform Gifts to Minors Act.

         (b) Security Ownership of Management (12/31/97).


====================== ================================ ============================ ======================
   Title of Class         Name of Beneficial Owner         Amount and Nature of         Percent of Class
                                                           Beneficial Ownership
====================== ================================ ============================ ======================



  Common Stock            Frank Alvarez (D)                      109,065                       5.86 %

  Common Stock            Roland Noriega (D)                      28,636(3)                    1.54 %

  Common Stock            Lester Stroh (D)                        60,750(4)                    3.26 %

  Common Stock            Joel Ravitz (D)                         42,482(5)                    2.28 %

  Common Stock            Steven Sensenbach (D,O)                 19,453(6)                    1.04 %

  Common Stock            Jodie D. Smith (D)                      15,403(7)                     .82 %

  Common Stock            Renny Thomas (D)                         7,060(8)                     .37 %

  Common Stock            Sara Ahern (O)                               1                       negligible

  Common Stock            Soule Sensenbach (O)                       134                        .01 %

  Common Stock            Robert Schoeffler (O)                        2                       negligible

  Directors &                                                    291,978                       15.67%
  Offices of the
  Bank as a Group(9)

-------------------------

(3) Roland Noriega owns 8,640 shares directly and 19,996 as Trustee of the
    R. & F. Noriega Trust.

(4) Lester Stroh is the beneficial owner of 60,750 shares held in his account at a stock brokerage firm.

(5) Of this total, 19,668 are held by Quincy Cass Associates over which Mr. Ravitz exercises control.

(6) Steven R. Sensenbach owns 19,453 shares of which 575 are held in street name.

(7) Jodie Smith owns 15,403 which are held in his account at a stock brokerage firm.

(8) Renny Thomas owns 7,060 of which 5,380 are held in his account at a stock brokerage firm, 1,080 in his name and 600 shares for his son.

(9) Officers including the four named officers, as of December 31, 1997, hold options to purchase 76,279 shares in addition to the above, which will equal 368,257 shares or 19.77% if exercised.

(D) Director
(O) Officer

ELECTION OF DIRECTORS

  The Board of Directors has set the number of directors of the Bancorp at nine
(9) which is within the number authorized by the Bylaws of the Bancorp. The directors who are elected will serve until the next Annual Meeting of shareholders and until their respective successors have been duly elected and qualified.

  Each of the nominees named herein has consented to be named in this proxy statement and has consented to serve as a director if elected. The following table sets forth certain information with respect to those persons who are nominees for election as directors.

----------------------------------------------------------------------------------------------------------------
                      Principal Occupation or Position                            Bancorp           Current No.
  Name                  and Other Directorships                                  Director            of Shares
                                                                                  Since             (12/31/97)
----------------------------------------------------------------------------------------------------------------


Frank Alvarez,            Certified Public Accountant. Retired from Bowen          1988              109,065
age 63                    McBeth, Inc. CPAs. He is also on the Board of
                          Directors of Casa Colina Rehabilitation Hospital in
                          Pomona, California. He has been a Bank Director
                          since 1981.





A. Arthur Braeger,        Mr. Braeger is the founding owner and President/CEO      1998               33,616
age 58                    of Braeger Construction located in Upland,
                          California. In addition to general construction
                          work, the firm specializes in site development for
                          schools, colleges and the commercial sector. Mr.
                          Braeger has been a member of the Bank's Advisory
                          Board since August 1992 and now serves on various
                          committees of the Bank. He has been a Bank Director
                          since  1998. Mr. Braeger was appointed Bancorp
                          Director in 1998.




Charles L. Keagle,        Founding owner, Chairman, CEO of The C & C               1998              105,120
age 58                    Organization. C & C operates restaurants in southern
                          California known as The Cask 'n Cleaver, El Gato Gordo
                          and Charley's Grill. Mr. Keagle was an original
                          founding organizer and Director of Vineyard National
                          Bank. In addition to his community service
                          involvement, he is a member of the Board of Directors
                          of The California Restaurant Association, The
                          California Avocado Commission and The Advisory Board
                          for the Cal Poly Pomona School of Hotel and Restaurant
                          Management. He has been a Bank Director since 1998.
                          Mr. Keagle was appointed Bancorp Director in 1998.


----------------------------------------------------------------------------------------------------------------
                      Principal Occupation or Position                            Bancorp           Current No.
  Name                  and Other Directorships                                  Director            of Shares
                                                                                  Since             (12/31/97)
----------------------------------------------------------------------------------------------------------------


Roland Noriega,           Sole owner of Merchant's Electric, an electrical         1993              28,636
age 57                    contracting firm in the City of Commerce. He is also a
                          member of the Board of Directors of PMI, an investment
                          company. He has been a Bank Director since 1993.


Joel Ravitz,              Chairman of the Board and CEO of Quincy Cass             1988              42,482
age 53                    Associates, Inc., a Los Angeles based securities
                          broker dealer and a member of National Association of
                          Securities Dealers. He is a Past President and
                          Director of Therapeutic Living Centers for the Blind,
                          a non-profit corporation, and a member of Town Hall of
                          California and the Bond Club of Los Angeles. He has
                          been a Bank Director since 1983.


Steven R. Sensenbach,     President  and Chief  Executive  Officer  of  Vineyard   1988              19,453
age 55                    National  Bancorp and  President  and Chief  Executive
                          Officer of Vineyard  National Bank. Mr.  Sensenbach is
                          a past  director  of the Federal  Reserve  Bank of San
                          Francisco,  Los Angeles Branch.  He is a member of the
                          Advisory  Council  for the A. Gary  Anderson  Graduate
                          School of Management at the  University of California,
                          Riverside,  was  appointed  a  Fellow  of the A.  Gary
                          Anderson GSM for 1992-93,  and most recently  received
                          the Graduate  School's  first  "Outstanding  Executive
                          Achievement"   award.  Mr.   Sensenbach  is  the  1998
                          Chairman of the Inland Empire  American Heart Walk for
                          the  American  Heart  Association.  He has been a Bank
                          Director since 1981.


Jodie D. Smith,           Co-owner of J & J Enterprises of Ontario specializing     1994            15,403
age 56                    in the manufacturing and sale of stainless steel
                          pickup truck after market accessories. He is also the
                          owner of J & P Developers, a building and development
                          company. He has been a Bank Director since 1994.


Lester Stroh,             Chairman  of the Board of Vineyard  National  Bancorp.    1988            60,750
age 80                    He is a licensed  physician  and  retired  Chairman of
                          the  Department  of  Allergy  at  Southern  California
                          Permanente Medical Group, Kaiser Foundation  Hospital,
                          Fontana,  California.  He has  been  a  Bank  Director
                          since 1981.


----------------------------------------------------------------------------------------------------------------
                      Principal Occupation or Position                            Bancorp           Current No.
  Name                  and Other Directorships                                  Director            of Shares
                                                                                  Since             (12/31/97)
----------------------------------------------------------------------------------------------------------------




Renny Thomas,             Executive Vice President and managing underwriter of       1993             7,060
age 60                    CAL/GROUP Dentafits, a dental, vision and prescription
                          insurance and stop/loss reinsurance facility. He is a
                          Past President and Director of Mass Marketing
                          Insurance Institute. He is also a Director of the Eye
                          Care Network/Medical Eye Services. He has been a Bank
                          Director since 1993.



IDENTIFICATION AND BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS OF
VINEYARD NATIONAL BANK

         1. Steven R. Sensenbach, age 55, is President and Chief Executive Officer of Vineyard National Bancorp and President and Chief Executive Officer of Vineyard National Bank. Mr. Sensenbach is a past director of the Federal Reserve Bank of San Francisco, Los Angeles Branch. He is a member of the Advisory Council for the A. Gary Anderson Graduate School of Management at the University of California, Riverside, was appointed a Fellow of the A. Gary Anderson GSM for 1992-93, and most recently received the Graduate School's first "Outstanding Executive Achievement" award. Currently he is the 1998 Chairman of the Inland Empire American Heart Walk for the American Heart Association.

         2. Robert Schoeffler, age 50, is the Executive Vice President/Senior Credit Administrator of the Bank and has served in this capacity since January, 1993. Mr. Schoeffler joined Vineyard National Bank in April, 1991 as Vice President/Manager of the Rancho Cucamonga branch and then became Senior Vice President/Commercial Lending before his current position. Before joining Vineyard National Bank, Mr. Schoeffler worked in executive positions with other independent banks.

         3. Soule Sensenbach, age 44, is presently the Corporate Secretary of Vineyard National Bancorp, holding this position since October, 1992. Mrs. Sensenbach joined Vineyard National Bank in 1988 as Administrative Assistant to the President/CEO and is currently Executive Vice President/Chief Financial Officer of the bank.

         4. Sara F. Ahern, age 43, is the Executive Vice President and Cashier of Vineyard National Bank and has held this position since June, 1995. Mrs. Ahern joined Vineyard National Bank in June, 1993, as Vice President/Director of Operations and currently is its Senior Vice President/Cashier and Director of Operations.

  All of the above officers hold office at the pleasure of the Board of Directors.

CERTAIN TRANSACTIONS

  Some of the directors and executive officers of the Bancorp and its subsidiary, the Bank, and the companies with which the directors and executive officers are associated were customers of, and had banking transactions with, the Bank during 1997. Such transactions were in the ordinary couse of business and the Bank expects to have similar banking transactions in the future. All the loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bancorp and the Bank, did not involve more than a normal risk of collectibility or involve other unfavorable features.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Bank, which is a subsidiary of the Bancorp, has a standing Audit Committee which met three times during the previous fiscal year. The members of the Audit Committee are Frank Alvarez, Roland Noriega and Lester Stroh. The function of this Committee is to monitor the Bank's financial operations, receive reports from the Bank's independent certified public accountants, and to select outside auditors and accountants when necessary. Neither the Bancorp nor the Bank has a nominating committee or a compensation committee of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS.

  The total number of meetings of the Board of Directors of the Bancorp, including regularly scheduled and special meetings during the last full fiscal year, was 13. In addition, the Board of Directors of the Bank had 12 regularly scheduled and special meetings. No director during the last full fiscal year attended fewer than eighty-five percent (85%) of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which that director served.


                          EXECUTIVE COMPENSATION TABLE

  The following table sets forth compensation information for the executive officers of the Bank, which is the sole subsidiary of the Bancorp, for the last three (3) year period ending December 31, 1997, for those executive officers with compensation in excess of sixty thousand dollars ($60,000) a year.

                                                                                LONG TERM
                                        ANNUAL COMPENSATION                     COMPENSATION
NAME AND
PRINCIPAL POSITION                  YEAR     SALARY            BONUS            STOCK OPTIONS (#)
---------------------------------------------------------------------------------------------------------

Steven R. Sensenbach                1997    $200,000          $76,407           64,553(10)
President/Chief Executive           1996    $200,000          $ -0-             54,533
Officer/Director                    1995    $200,000          $89,764           54,533(10,11)

Robert Schoeffler                   1997    $ 84,000          $ 3,440            1,440
Executive Vice President            1996    $ 84,000          $ 1,000            1,440
                                    1995    $ 72,000          $ -0-              1,440(11)

M. Soule Sensenbach                 1997    $ 66,000          $ 2,647            1,869
Executive Vice President

Sara Ahern                          1997    $ 66,000          $ 2,647             -0-
Executive Vice President


-------------------------

(10) The number of options increased because Mr. Sensenbach receives 5,000 options per year per his employment contract.

(11) The 1995 number reflects the 6 for 5 stock split of August 31, 1995.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT

  At any time during the term of Mr. Sensenbach's employment agreement, the Board of Directors may terminate his employment with or without cause. However, if the termination is without cause, then Mr. Sensenbach is entitled to severance pay equal to one year's salary or if the remaining term is less than one year, the amount will be prorated.

STOCK OPTION PLAN

  As of December 31, 1997, the Company has in effect the 1997 Incentive Stock Option Plan.

  Previously in 1981, an incentive stock option plan for certain officers and key employees was approved by shareholders at prices not less than 100% of the fair market value of such stock at the date of grant. The 1981 Plan expired in 1987 and no more options may be granted under that plan.

  A subsequent incentive stock option plan was approved by shareholders in 1987 in which the remaining ungranted shares from the 1981 Plan were added to the shares of the 1987 Plan. The 1987 Plan provided that options of the Company's unissued common stock were to be granted to officers and key employees at prices not less than 100% of the fair market value of such shares at dates of grant.

  In 1996, the shareholders voted to extend the 1987 Plan another ten years. Then in 1997, the shareholders decided to terminate the 1987 Plan. As a result, no further grants can be made under this plan. Although no more options can be granted under this plan, the options granted under it will remain outstanding until they are exercised or canceled pursuant to their terms.

  In 1997, the shareholders approved the 1997 Incentive Stock Option Plan which is currently in effect. The 1997 Plan made Directors eligible to participate in the Plan as well as officers and certain key employees. In addition, the 1997 Plan authorized the issuance of 200,000 shares to be combined with 53,316 shares which remained from the 1987 Plan for a total of 253,316 shares.

  Option prices are to be determined at the fair market value of such shares on the date of grant, and options are exercisable in such installments as determined by the Board of Directors. Each option shall expire no later than ten years from the grant date or as the Stock Option Committee or Board of Directors may determine.

                     AGGREGATED OPTION EXERCISES DURING 1997
                     AND OPTION VALUES AT DECEMBER 31, 1997



========================== ========================= ====================== ====================== ========================
                                                                            NUMBER OF              VALUE OF UNEXERCISED
                           SHARES ACQUIRED                                  UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
         NAME              ON EXERCISE (#)             VALUE REALIZED ($)   AT 12/31/97 (#)        AT 12/31/97
                                                                            EXERCISABLE/           EXERCISABLE/
                                                                            UNEXERCISABLE          UNEXERCISABLE
========================== ========================= ====================== ====================== ========================

-------------------------- ------------------------- ---------------------- ---------------------- ------------------------
                                                                            64,553 (48,544 at      Option price is not
Steven R. Sensenbach                 0                     None             $2.92)(12)             less than fair market
                                                                            (6,009 at $2.60)       value on the date of
                                                                            (10,000 at $3.50)      granting of the
                                                                                                   option.(13)
-------------------------- ------------------------- ---------------------- ---------------------- ------------------------
Robert Schoeffler                    0                     None             1,400 (1,400 at        Option price is not
                                                                            $6.25)                 less than fair market
                                                                                                   value on the date of
                                                                                                   granting of the
                                                                                                   option.(13)
-------------------------- ------------------------- ---------------------- ---------------------- ------------------------
Sara Ahern                           0                     None                      -0-
-------------------------- ------------------------- ---------------------- ---------------------- ------------------------
Soule Sensenbach                     0                     None             1,869 (1,869 at        Option price is not
                                                                            $2.92)                 less than fair market
                                                                                                   value on the date of
                                                                                                   granting of the
                                                                                                   option.(13)
========================== ========================= ====================== ====================== ========================


DEFERRED COMPENSATION

     During 1987, the Bank established a non-qualified, unfunded deferred compensation plan for certain key management personnel and non employee directors whereby they may defer compensation which will then provide for certain payments upon retirement, death or disability. The plan provides for payments for fifteen years commencing upon retirement, death or disability. The plan provides for reduced benefits upon early retirement, disability or termination of employment.

     Effective September 1, 1990 the Bank adopted a new deferred compensation plan with similar provisions to the 1987 plan except that the Bank may make matching contributions of 25%(14) of titled officers' deferrals up to a maximum of 10% and 50%(15) of senior vice president and above officers' deferrals to a maximum of 10% of participants' annual salary. The Bank's contribution, in the aggregate, for all Participants shall not exceed 4% of compensation of all Bank employees. Each Participant contributes a minimum of $1,000 annually to the plan. The deferred compensation expense was $85,911 ($51,546 net of income tax), $84,535 ($66,815 net of income tax), and $138,833 ($81,911 net of income tax), for the years ended December 31, 1997, 1996 and 1995, respectively. This information is not included in the prior table.

-------------------------

(12) On January 20, 1994, the Board of Directors elected to cancel existing stock options, at the holders' request, and reissue new stock options at a price of $3.50 per share, ($2.92 after giving retroactive effect for the six for five stock split).

(13) The price of Bancorp's common stock as of the fourth quarter of 1997 ranged from a low of $4.50 to a high of $5.13 (See Annual Report).

(14)  Reduced from 50% to 25% on June 30, 1995.

(15)  Reduced from 100% to 50% on June 30, 1995.

DEFINED CONTRIBUTION PLAN

     Effective August 1, 1990, the Bank established a qualified defined contribution plan (401(k) Retirement Savings Plan) for all eligible employees. Employees contribute from 1% to 15%(16) of their compensation with a maximum of $9,500(17) annually. The Bank's contributions to the plan are based upon an amount equal to 25%(18) of each participant's eligible contribution for the plan year not to exceed 1% of the employee's compensation. The Bank's matching contribution will become vested at 20% per year with full vesting after five years. The expense was $6,732 ($4,040 net of income taxes), $14,862 ($11,747 net of income tax), and $36,070 ($21,281 net of income taxes) for the years ended December 31, 1997, 1996, and 1995, respectively. This information is not included in the prior table.

COMPENSATION OF DIRECTORS

         Members of the Board of Directors were paid compensation worth $1,000.00 for monthly meetings of the Bank. No additional payments have been made to the Directors for attending meetings of the Bancorp. Directors who were members of special committees were paid $300.00 per meeting for attending those committee meetings.

INDEPENDENT ACCOUNTANTS

     Vavrinek, Trine, Day and Co., LLP has served as the Bancorp's independent accountants since their appointment from the inception of the Bancorp. The Board of Directors has selected Vavrinek, Trine, Day and Co., LLP ("VTD") as the Bancorp's independent accountants for the year ending December 31, 1998. Ron White, who will be representing VTD, will be present at the meeting to respond to questions and will have an opportunity to make a statement if he desires to do so.

     Audit services of VTD for 1997 included the examination of the consolidated financial statements, services related to filings with the Securities and Exchange Commission, and the performance of limited reviews of the Bancorp's quarterly unaudited financial information.

     The Bancorp's Board of Directors recommends a vote FOR the proposal to ratify the selection of Vavrinek, Trine, Day and Co., LLP as the Bancorp's independent accountants for the year ending December 31, 1998.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers and persons owning more than 10 percent of a registered class of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").

     Based on a review of copies of forms furnished to the Company or a representation that no reports were required, the Company believes that there was compliance with this requirement.

ATTORNEYS

     Buxbaum & Chakmak, a Law Corporation, of Claremont and Newport Beach, California has been appointed as the general counsel for the Bank and Bancorp.

-------------------

(16) Increased from 12% to 15% on June 30, 1995.

(17) Increased from $9,240 to $9,500 based on IRS ruling.

(18) Reduced from 50% to 25% on June 30, 1995.

FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

     The 1997 Annual Report to shareholders of Vineyard National Bancorp for Vineyard National Bank, the wholly owned subsidiary of the Bancorp, for the year ended December 31, 1997, including the financial statements and related statements of income attached as part of those financial statements which were prepared in conformity with generally accepted accounting principles has previously been furnished to shareholders. The information from the Annual Report is incorporated herein by reference.

     WITHOUT CHARGE TO ANY SHAREHOLDER, THE BANCORP WILL PROVIDE A COPY OF ITS 1997 ANNUAL REPORT UPON THE WRITTEN REQUEST OF THE SHAREHOLDER. IN ADDITION, A SHAREHOLDER MAY REQUEST FROM THE BANCORP WITHOUT CHARGE A COPY OF THE FORM 10-K STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ATTACHED EXHIBITS ARE LENGTHY SO COPIES OF THE EXHIBITS WILL BE PROVIDED ONLY UPON PAYMENT OF COPYING COSTS. THE REQUEST SHOULD BE DIRECTED TO SOULE SENSENBACH, SECRETARY OF VINEYARD NATIONAL BANCORP, POST OFFICE BOX 727, RANCHO CUCAMONGA, CALIFORNIA 91729.

OTHER MATTERS

     The Board of Directors knows of no other matters to be presented to the meeting other than those set forth above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated:  9/24/98                             Vineyard National Bancorp


                                            /s/ SOULE SENSENBACH

                                            Soule Sensenbach, Secretary


                                    IMPORTANT

     EVEN THOUGH YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS URGENTLY REQUESTED THAT WHETHER YOUR SHAREHOLDINGS ARE LARGE OR SMALL, YOU PROMPTLY FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. THIS WILL SAVE THE COMPANY THE EXPENSE OF FOLLOW-UP NOTICES.

                        VINEYARD NATIONAL BANCORP PROXY
                9590 Foothill Blvd., Rancho Cucamonga, CA 91730

     THIS PROXY IS SOLICITED ON BEHALF OF THE BANCORP'S BOARD OF DIRECTORS

     The undersigned appoints Lester Stroh and Frank S. Alvarez, or either of them, as proxies with full power of substitution, to vote and act with respect to all shares of Vineyard National Bancorp held of record September 23, 1998, at the Annual Meeting of the shareholders on November 19, 1998 or any adjournments, including all powers the undersigned would possess if personally present, as follows:

[ ] Authorize to vote for the        [ ] Withhold authority to vote for the
    nominees as a group                  nominees as a group

                       [ ] FOR           [ ] AGAINST

1. To elect as a group the nine (9) persons nominated to the Board of Directors to serve until the next annual meeting of shareholders as proposed by management in the Proxy Statement OR if you choose to withhold or not grant authority to vote for the nominees as a group, you may indicate next to the name of each nominee below whether you would grant or withhold authority to vote for the individual nominee.

2. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP as auditors and as independent accountants for the year ending December 31, 1998.

    Authorize to vote   Withhold authority to
    for this nominee    vote for this nominee
          [ ]                   [ ]             Frank S. Alvarez
          [ ]                   [ ]             A. Arthur Braeger
          [ ]                   [ ]             Charles L. Keagle
          [ ]                   [ ]             Roland Noriega
          [ ]                   [ ]             Joel H. Ravitz
          [ ]                   [ ]             Steven R. Sensenbach
          [ ]                   [ ]             Jodie D. Smith
          [ ]                   [ ]             Lester Stroh M.D.
          [ ]                   [ ]             Renny V. Thomas

                PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY
                   IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted for the nine (9) nominees for the Board of Directors and for the ratification of the appointment of the accounting firm.

     If any other business is presented at the meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

     When signing as an attorney in fact, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. When shares are held by joint tenants, both should sign.


Dated: ________________, 1998      _________________________________________
                                   (Signature of Shareholder)

Number of Shares: ___________      _________________________________________
                                   (Please print name)

                                   _________________________________________
                                   (Signature of Shareholder)

                                   _________________________________________
                                   (Please print name)

I (we) ________ plan to attend the Annual Meeting of the Shareholders.
       (number)


                            IMPORTANT -- PLEASE SIGN